UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-22516

         ASGI Aurora Opportunities Fund, LLC
(Exact name of registrant as specified in charter)

C/O Alternative Strategies Group, Inc.
401 South Tryon Street
       Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Lloyd Lipsett
Wells Fargo Law Department
J9201-210
200 Berkeley Street
       Boston, MA  02116
(Name and address of agent for service)

Registrant's telephone number, including area code:  (866) 440-7460

Date of fiscal year end:  March 31

Date of reporting period:  March  31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

 ASGI Aurora Opportunities Fund, LLC

Financial Statements as of and for the
Year Ended March 31, 2012 with
Report of Independent Registered Public Accounting Firm

ASGI Aurora Opportunities Fund, LLC

Table of Contents

Page

Report of Independent Registered Public Accounting Firm…	1

Schedule of Investments	2

Statement of Assets, Liabilities and Members’ Capital	4

Statement of Operations	5

Statement of Changes in Members’ Capital	6

Statement of Cash Flows	7

Financial Highlights	8

Notes to Financial Statements	9

Supplemental Information	20

KPMG LLP
Two Financial Center 60 South Street
Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Managers and Interestholders
ASGI Aurora Opportunities Fund, LLC:

We have audited the accompanying statement of assets, liabilities and members’ capital, including the schedule of investments, of ASGI Aurora Opportunities Fund, LLC (the “Fund”) as of March 31, 2012, and the related statements of operations and cash flows for the year then ended, and the statements of changes in members’ capital and the financial highlights for each of the periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of the securities owned as of March 31, 2012, by correspondence with the underlying managers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ASGI Aurora Opportunities Fund, LLC as of March 31, 2012, the results of its operations and its cash flows for the year then ended, and the changes in members’ capital and the financial highlights for each of the periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

May 30, 2012

KPMG LLP is a Delaware limited liability partnerhip, the U.S. member firm of KPMG International Cooperative ("KPMG International"), as Swiss entity.

ASGI Aurora Opportunities Fund, LLC Schedule of Investments As of March 31, 2012

Strategy	Investments	Cost	Fair Value
Event-Driven - 8.73%	Cevian Capital II LP	$1,700,000	$1,740,798
	West Face Long Term Opportunities (USA) LP	2,500,000	2,742,612
			4,483,410
Long/Short Credit - 25.92%	Alden Global Distressed Opportunities Fund LP	2,095,953	1,810,459
	Centerbridge Credit Partners LP	2,000,000	2,193,300
	Columbus Hill Partners LP	1,625,000	1,682,018
	Monarch Opportunities Fund LP	1,500,000	1,529,597
	Redwood Domestic Fund LP	2,150,000	2,319,023
	Thoroughbred Fund LP	2,550,000	2,761,181
	York Credit Opportunities Fund LP	950,000	1,011,227
			13,306,805
Long/Short Equities - 31.39%	AKO Partners LP	1,300,000	1,373,160
	Broadway Gate Onshore Fund LP	1,600,000	1,741,940
	Cobalt Partners LP	1,700,000	1,756,602
	Indus Asia Pacific Fund LP	1,271,491	1,257,911
	Indus Pacific Opportunities Fund LP	1,307,484	1,252,631
	Lansdowne Global Financials Fund LP	1,614,629	1,466,430
	Lansdowne UK Equity Fund LP	1,250,000	1,352,949
	Miura Global Partners II LP	917,308	1,004,211
	Passport II LP	700,824	617,886
	Passport Special Opportunities Fund LP	500,000	506,149
	Point Lobos Partners LP	937,500	885,041
	Scout Capital Partners II LP	1,439,638	1,505,891
	SR Global Fund LP	1,624,041	1,388,241
			16,109,042
Macro - 13.31%	Astenbeck Commodities Fund II LP	1,775,000	1,819,013
	Blue Trend Fund LP	400,000	380,495
	Brevan Howard Multi-Strategy Fund LP	2,025,000	2,140,357
	Discovery Global Opportunity Partners LP	1,950,000	2,148,274
	Dymon Asia Macro (US) Fund	350,000	342,461
			6,830,600
Multi-Strategy Opportunistic - 12.46%	Azentus Global Opportunities LP	1,375,000	1,301,469
	Eton Park Fund LP	450,634	417,553
	Luxor Capital Partners LP	1,527,744	1,541,844
	Orange Capital Domestic I LP	1,551,243	1,555,111
	York Select LP	1,750,000	1,579,093
			6,395,070
Total Investments (Cost - $46,388,489) - 91.81%			47,124,927
Other Assets Less Liabilities - 8.19%			4,203,412
Members' Capital - 100.00%			$51,328,339

Percentages shown are stated as a percentage of Members' Capital as of March 31, 2012. All investments in Investment Funds are non-income producing.

See accompanying notes to financial statements.

ASGI Aurora Opportunities Fund, LLC Schedule of Investments (continued) As of March 31, 2012

Investments by Strategy (as a percentage of total investments)
Long/Short Equities	34.18%
Long/Short Credit	28.24
Macro	14.49
Multi-Strategy Opportunistic	13.58
Event-Driven	9.51
100.00%

See accompanying notes to financial statements.

ASGI Aurora Opportunities Fund, LLC Statement of Assets, Liabilities and Members’ Capital As of March 31, 2012

Assets

Investments in Investment Funds at fair value (cost - $46,388,489)	$47,124,927
Receivable for Investment Funds sold	7,080,539
Cash and cash equivalents	6,969,957
Investments in Investment Funds paid in advance	1,725,000
Other prepaid assets	17,671
Due from Adviser	17,393
Total assets	62,935,487

Liabilities

Payable for Interests tendered	10,022,760
Capital contributions received in advance	1,095,640
Professional fees payable	217,750
Management fee payable	147,695
Trustee fee payable	11,296
Accrued expenses and other liabilities	112,007
Total liabilities	11,607,148

Members' Capital

Total members' capital	$51,328,339

Members' Capital per Class

Class I Interests	$49,783,757
Class A Interests	$1,461,221
Special Member Interests	$83,361

See accompanying notes to financial statements.

ASGI Aurora Opportunities Fund, LLC Statement of Operations For the Year Ended March 31, 2012

Investment Income

Interest	$625

Fund Expenses

Management fee	461,876
Professional fees	382,090
Administration fees	169,461
Trustee fees	50,173
Printing fees	50,000
Custody fees	36,077
Commitment fees	30,945
Offering expenses	19,735
Interest expense	4,603
Other operating expenses	15,262
Total expenses	1,220,222
Less: reimbursement from Adviser	(291,867)
Net expenses	928,355
Net investment loss	(927,730)

Net Realized and Unrealized Loss on Investments

Net realized loss on investments in Investment Funds	(859,016)
Net change in unrealized appreciation from investments in Investment Funds	461,223
Total net realized and unrealized loss on investments	(397,793)
Net decrease in members' capital resulting from operations	$(1,325,523)

See accompanying notes to financial statements.

ASGI Aurora Opportunities Fund, LLC Statements of Changes in Members’ Capital

			For the Period from
	For the Year Ended		January 1, 2012(a)
	March 31, 2012		to March 31, 2012
	Special
	Member	Class I	Class A	Total

Members' capital - beginning of year	$15,104	$26,742,381	$-	$26,757,485

Capital contributions	-	34,499,000	1,426,000	35,925,000

Tenders	(5,863)	(10,022,760)	-	(10,028,623)

Performance allocation	74,120	(70,206)	(3,914)	-

Net increase/(decrease) in members' capital resulting from operations	-	(1,364,658)	39,135	(1,325,523)

Members' capital - end of year	$83,361	$49,783,757	$1,461,221	$51,328,339

(a) Date of first Member subscription into the class.

	For the Period from January 3, 2011 (inception date)
	to March 31, 2011

	Special
	Member	Class I	Total

Members' capital - beginning of period	$-	$-	$-

Capital contributions	-	26,610,000	26,610,000

Performance allocation	15,104	(15,104)	-

Net increase in members' capital resulting from operations	-	147,485	147,485

Members' capital - end of period	$15,104	$26,742,381	$26,757,485

See accompanying notes to financial statements.

ASGI Aurora Opportunities Fund, LLC Statement of Cash Flows For Year Ended March 31, 2012

Cash Used in Operating Activities

Net decrease in members' capital resulting from operations	$(1,325,523)

Adjustments to reconcile net decrease in members' capital resulting from operations to net cash used in operating activities:
Purchases of Investment Funds	(33,075,000)
Proceeds from the disposition of investments in Investment Funds	11,652,495
Net realized loss on investments in Investment Funds	859,016
Net change in unrealized appreciation from investments in Investment Funds	(461,223)
Decrease in investments in Investment Funds paid in advance	450,000
Increase in investments in Investment Funds sold receivable	(7,080,539)
Decrease in due from Adviser	351,028
Decrease in other prepaid assets	39,861
Increase in management fee payable	104,551
Increase in professional fees payable	72,374
Increase in trustee fee payable	10,581
Decrease in accrued expenses and other liabilities	(52,898)
Net cash used in operating activities	(28,455,277)

Cash Provided by Financing Activities

Capital contributions (net of decrease in capital contributions received in advance of $1,079,360)	34,845,640
Payments for Tenders (net of increase in payable for tenders of $10,022,760)	(5,863)
Net cash provided by financing activities	34,839,777

Cash and Cash Equivalents

Net increase in cash and cash equivalents	6,384,500
Cash and cash equivalents at beginning of year	585,457
Cash and cash equivalents at end of year	$6,969,957

Supplemental Cash Flow Information

Cash paid for interest expense	$4,603

See accompanying notes to financial statements.

ASGI Aurora Opportunities Fund, LLC Financial Highlights

	Class I		Class A
		For the Period from	For the Period from
	For the Year Ended	January 3, 2011(a)	January 1, 2012(e)
	March 31, 2012	to March 31, 2011	to March 31, 2012

Total return:
Total return before performance allocation	(5.03%)	0.60%	6.19%
Performance allocation	(0.13%)	(0.06%)	(0.62%)

Total return after performance allocation	(5.16%)	0.54%	5.57%

Ratios to average members' capital:
Net investment loss(b) (c)	(2.00%)	(2.00%)	(2.04%)

Total expenses before reimbursement(b) (c)	2.64%	7.75%	1.69%
Expense reimbursement(b) (c)	(0.64%)	(5.75%)	0.35%
Performance allocation(b)	0.15%	0.06%	0.46%
Total expenses and performance allocation(b) (c)	2.15%	2.06%	2.50%

Members' capital, end of year (in thousands)	$49,784	$26,757	$1,461

Portfolio turnover (d)	27.93%	0.00%	27.93%

(a) Inception date.
(b) The expenses and net investment loss ratios do not include expenses of the Investment Funds in which the Fund invests.
(c) Annualized for periods less than one year.
(d) Not annualized.
(e) Date of first Member subscription into class following inception.

See accompanying notes to financial statements.

ASGI Aurora Opportunities Fund, LLC Notes to Financial Statements As of and for the Year Ended March 31, 2012

1.  Organization

ASGI Aurora Opportunities Fund, LLC (the “Fund”), a Delaware limited liability company, has been registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) since January 3, 2011.  The Fund is a closed-end management investment company.  Alternative Strategies Group, Inc. (the “Adviser”), a North Carolina corporation, is the investment adviser to the Fund.  The Adviser has retained Aurora Investment Management L.L.C., a Delaware limited liability company, to act as the subadviser to the Fund (the “Subadviser”).  The Subadviser has been engaged by the Fund and the Adviser to formulate and implement the Fund’s investment program.

The Fund’s investment objective is to generate consistent long-term capital appreciation with diversification of risk through the use of a “multi-manager, multi-strategy” global investment strategy. The Fund will attempt to invest broadly across worldwide markets which may include the United States and North America, Latin America, Eastern and Western Europe and Asia.

The Fund seeks to accomplish this objective by allocating its capital primarily among a select group of collective investment vehicles (“Investment Funds”) managed by experienced investment managers (“Investment Managers”) that implement a number of different alternative investment strategies and invest in a variety of worldwide markets.  However, the Fund does not follow a rigid investment policy and is not restricted from participating in any market, strategy or investment other than as set forth hereunder or under the terms of the 1940 Act.

The Fund’s Board of Managers (the “Fund Board”) provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business.  The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Valuation of investments in Investments Funds – The Fund values its investments in the Investment Funds at fair value in accordance with procedures established in good faith by the Fund Board, which value ordinarily will be the value of an interest in an Investment Fund determined by the Investment Manager as reported by a third party administrator of the Investment Fund in accordance with the policies established by the Investment Fund, absent information indicating that such value does not represent the fair value of the interest.  The Fund could reasonably expect to receive this amount from the Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.  Due to the nature of the investments held by the Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Investment Funds and the fair value of the Fund’s interests in the Investment Funds.  Furthermore, changes to the liquidity provisions of the Investment Funds may significantly impact the fair value of the Fund’s interests in the Investment Funds.  Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that an Investment Fund’s reported valuation does not represent fair value.  If it is determined that the Investment Fund’s reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value.  As of March 31, 2012, no such adjustments were deemed necessary by the Adviser.  In addition, the Fund may not have an Investment Fund’s reported valuation as of a particular fiscal period end.  In such cases, the Fund would determine the fair value of such an Investment Fund based on any relevant information available at the time.  The Fund Board has also established procedures for the valuation of investment securities, if any, held directly by the Fund.

ASGI Aurora Opportunities Fund, LLC Notes to Financial Statements (continued) As of and for the Year Ended March 31, 2012

Accounting Standards Update (“ASU”) 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the net asset value (the “NAV”) of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV.  If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation.  In using the NAV as a practical expedient, certain attributes of the investment that may impact the fair value of the investment are not considered in measuring fair value.  Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.  The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

(b) Income taxes – The Fund, as a limited liability company, is classified as a partnership for federal tax purposes.  Accordingly, no provision for federal income taxes is required.

In accounting for income taxes, the Fund follows the guidance in Financial Accounting Standards Board (“FASB”) ASC 740 as amended by ASU 2009-06, Accounting for Uncertainty in Income Taxes.  ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements.  There were no uncertain tax positions as of March 31, 2012.

(c) Security transactions and investment income – The Fund’s transactions are accounted for on a trade-date basis.  Realized gains and losses on the Fund transactions are determined on the average cost basis.  Interest income is recognized on the accrual basis.  Dividend income is recognized on the ex-dividend date.  The Fund will indirectly bear a portion of the Investment Funds’ income and expenses, including management fees and incentive fees charged by the Investment Funds.  That income and those expenses are recorded in the Fund’s financial statements as unrealized appreciation/depreciation and not as income or expense on the statement of operations or in the financial highlights.

(d) Cash and cash equivalents – The Fund maintains cash in an interest-bearing money market account, which, at times, may exceed federally insured limits.  The Fund has not experienced any losses in such account and does not believe it is exposed to any significant credit risk on such bank deposits.  All interest income earned will be paid to the Fund.

(e) Distributions – The Fund presently does not intend to make periodic distributions of its net income or gains, if any, to investors (the “Members”).  The amount and times of distributions, if any, will be determined in the sole and absolute discretion of the Fund Board.

(f) Use of estimates – The preparation of the Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the Financial Statement.  Actual results could differ from those estimates.

ASGI Aurora Opportunities Fund, LLC Notes to Financial Statements (continued) As of and for the Year Ended March 31, 2012

(g) Fund expenses – The Fund bears all expenses incurred in its business and operations.  Expenses include, but are not limited to, administrative and extraordinary expenses and legal, tax, audit, escrow, fund accounting and printing expenses.  Operating costs also include: (1) investment related expenses, including, but not limited to, brokerage commissions, research fees, and other transactions costs; (2) interest and commitment expense on any borrowings; and (3) all costs and expenses associated with the registration of the Fund under, and in compliance with, any applicable federal and state laws.  Such expenses are pro rated among all Members.

(h) Expense limitation agreement – Through January 31, 2013, the Adviser has contractually agreed to limit the total annualized ordinary fund-wide operating expenses to 2.00%.  Members holding limited liability company interests designated as Class I (“Class I Interests”) have no class-specific expenses.  Members holding limited liability company interests designated as Class A (“Class A Interests”) will pay (in addition to up to 2.00% in fund-wide expenses) an additional annualized amount of up to 0.75% (the investor distribution and servicing fee), for a total of up to 2.75%.  Ordinary fund-wide operating expenses exclude the Fund’s borrowing and other investment-related costs, investment Fund and Investment manager fees and expenses, the Fund’s  performance allocation (if any), taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.  Ordinary fund-wide operating expenses include, for the avoidance of doubt, the Fund’s start-up, offering and organizational expenses.

Accordingly, in  addition, the Adviser is permitted to recover from the fund expenses it has borne (whether through reduction of its management fee or otherwise) in late periods to the extent that the Fund’s ordinary fund-wide operating expenses (exclusive of the investor distribution and servicing fee charged to Class A Interests) fall below the annualized rate of 2.00% per year.  The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in such the Adviser deferred a fee or reimbursed an expense.  Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above.  As of March 31, 2012, the amount subject to recoupment by January 31, 2016 was $660,288, but only if after such recoupment the Fund’s expense ratio does not exceed the percentage described above.  As of March 31, 2012, the amount of expense reimbursed by the Adviser and receivable to the Fund was $17,393.

(i) Third party service providers – BNY Mellon Investment Servicing (US) Inc. (the “Administrator”) serves as the Administrator to the Fund.  Under an agreement made between the Administrator and the Fund, the following annual fee will be calculated upon the Fund’s beginning of the month’s net assets and paid monthly:

0.085% of the first $200 million of beginning of month net assets;
0.070% of the next $200 million of beginning of month net assets; and
0.050% of beginning of month net assets in excess of $400 million.

The Fund also pays the Administrator certain fixed fees for financial statement preparation and other services.

The Bank of New York Mellon (the “Custodian”) serves as the Custodian to the Fund.  Under an agreement made between the Custodian and the Fund, the annual fee will be calculated upon the Fund’s assets under custody and paid monthly as 0.020% on assets under custody.

The Fund also pays the Custodian certain fixed fees for transactions and other services.

(j) Recent accounting pronouncements – In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”.  This ASU amends FASB ASC Topic 820, “Fair Value Measurement”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP.  This ASU is effective for fiscal years and interim periods beginning after December 15, 2011.  Management has evaluated the implications of ASU No. 2011-04 and determined that there is no impact to the Fund’s financial statements.

ASGI Aurora Opportunities Fund, LLC Notes to Financial Statements (continued) As of and for the Year Ended March 31, 2012

3.   Related Party Transactions

Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial or operational decisions. Fees incurred with related parties during the year are disclosed in the Statement of Operations and may include the following:

(a) Investor distribution and servicing fee – Under the terms of the wholesaling and placement agent agreement between the Fund and Alternative Strategies Brokerage Services, Inc. (the “Placement Agent”), the Placement Agent is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Members purchasing Interests that are their customers.

The Fund pays a quarterly fee out of the net assets of Class A Interests at the annual rate of 0.75% of the aggregate net asset value of Class A Interests that have been outstanding for more than twelve (12) months, determined and accrued as of the last day of each calendar month (before any repurchases of Class A Interests) and paid to the Placement Agent quarterly (the “Investor Distribution and Servicing Fee”).  The Investor Distribution and Servicing Fee is charged on an aggregate class-wide basis, and investors in Class A Interests will be subject to the Investor Distribution and Servicing Fee regardless of how long they have held their Class A Interests. The Investor Distribution and Servicing Fee is paid to the Placement Agent to reimburse it for payments made to investor service providers and for the Placement Agent’s ongoing investor servicing.  Pursuant to the conditions of an exemptive order issued by the SEC, the Investor Distribution and Servicing Fee is paid pursuant to a plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class A Interests.  Class I Interests are not subject to the Investor Distribution and Servicing Fee.

For the year ended March 31, 2012, there were no Investor Distribution and Servicing Fees paid to the Placement Agent.

(b) Placement fees – Under the terms of the wholesaling and placement agent agreement between the Fund and the Placement Agent, the Placement Agent and its sub-agents are entitled to receive a placement fee based on the gross amount of Class A Interests purchased by a Member (the “Class A Interest Placement Fee”).  The amount of each additional investment in Class A Interests by a Member will be aggregated with the amount of the Member’s initial investment in Class A Interests and any other additional investments by the Member (to the extent such investments have not been repurchased by the Fund) in determining the applicable Class A Interest Placement Fee at the time of subsequent purchases of Class A Interests.

The Class A Interest Placement Fee shall be deducted from the initial or optional additional contribution provided by the Member and is as follows:

Current Value of Class A Interests	Placement Fee
Less than $500,000	2.00%
$500,000 to less than $1,000,000	1.00%
$1,000,000 or more	0.50%

ASGI Aurora Opportunities Fund, LLC Notes to Financial Statements (continued) As of and for the Year Ended March 31, 2012

For the year ended March 31, 2012, Class A Interest Placement Fees paid by potential Members upon subscription into the Fund were $24,000.

(c) Investment advisory fees – Amounts payable to the Adviser at March 31, 2012 are disclosed in Note 4.

(d) Trustee fees – For the year ended March 31, 2012, the Fund paid Trustee fees, including out of pocket expense, of $50,173 and amounts payable to the Trustees at March 31, 2012 is $11,296.

4.  Investment Advisory Agreement

The Adviser is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”). The Adviser also serves as investment adviser to other investment funds, some of which utilize a multi-manager, multi-strategy investment approach. Although the Adviser is registered with the CFTC as a “commodity trading adviser,” it operates the Fund as if it was exempt from registration under CFTC Rule 4.14(a)(8). The Fund is not required to register as a “commodity pool operator” pursuant to CFTC Rule 4.5. However, recently adopted amendments to Rule 4.5 alter the criteria required for the Adviser to rely on the exemption from registration as a “commodity pool operator” with respect to the Fund. Certain aspects of the amended rule are yet to be determined, and such determinations may dictate the appropriate course of action for the Fund with respect to its CFTC compliance obligations.

Subject to policies adopted by the Fund Board and applicable law, the Adviser is responsible for appointing the Subadviser to manage the Fund’s investments, monitoring the Subadviser’s management of the Fund, and implementing the Fund’s compliance program.  Subject to the limitations set forth in the subadvisory agreement, the Adviser has the ability to restrict initial/additional investment in an Investment Fund and/or remove an Investment Fund from the portfolio, although it does not currently intend to use this ability to manage the portfolio or restrict the Subadviser’s discretion.

Pursuant to an agreement with the Adviser and the Fund, the Subadviser is responsible for the selection and monitoring of Investment Funds as well as direct investments of the Fund, and for day-to-day management of the Fund’s investment activities and holdings.

The Adviser holds a non-voting special member interest (the “Special Member Account”) in the Fund for the purpose of receiving the Performance Allocation.  The Adviser may also invest in the Fund, in which case it will hold an Interest in the Fund.

The Fund pays the Adviser each month a fee (“Management Fee”) equal to one-twelfth of 1.00% of the aggregate net asset value of outstanding interests (“Interests”) determined as of the last calendar day of that month (before any repurchases of Interests).  The Management Fee payable March 31, 2012 was $147,695.  The Adviser pays the Subadviser a portion of the Management Fee as described in the subadvisory agreement among the Adviser, Subadviser, and the Fund.

In addition to the Management Fee, the Adviser is entitled to receive from the Fund a performance allocation (“Performance Allocation”) that, if earned, will be deducted from Capital Accounts of Members at the end of each Incentive Period and credited to the Special Member Account.  The Performance Allocation applies to both Class A Interest and Class I Interests.  An “Incentive Period” with respect to a Member begins on the day of such Member’s contribution of capital to the Fund or on the day immediately following the last calendar day of the preceding Incentive Period and ends at the close of business on the first to occur of the following dates: (1) the last day of each taxable year, (2) the date of a repurchase of all or a portion of a Member’s Interest, or (3) the date of the termination of the Subadviser.  The Subadviser will be paid a performance fee by the Adviser equal to the amount of the Performance Allocation.

ASGI Aurora Opportunities Fund, LLC Notes to Financial Statements (continued) As of and for the Year Ended March 31, 2012

The Performance Allocation for each Incentive Period is equal to 10% of the amount, if any, of: (1) the net profits allocated to each Member’s Capital Account(s) for the Incentive Period in excess of any net losses so allocated for such Incentive Period; above (2) any Loss Carryforward Amount(s) (as defined below) applicable to a Member’s Capital Account.

If, for any Incentive Period, net losses allocated to a Member’s Capital Account exceed net profits so allocated, a “Loss Carryforward Amount” in the amount of such excess will be established for that Capital Account. Loss Carryforward Amounts are cumulative with respect to prior Incentive Periods, and no Performance Allocation is debited from a Member’s Capital Account until subsequent allocations of net profits reduce that Capital Account’s Loss Carryforward Amount(s) to (but not below) zero. This establishes what is commonly referred to as a “high water mark” with respect to Performance Allocation calculations.

The Loss Carryforward Amount will be reduced proportionally with respect to any transfers, distributions, withdrawals and repurchases applicable to a Member’s Capital Account.

For the year ended March 31, 2012, the total performance allocation allocated to the Special Member Account was $74,120.

5.  Investment Transactions

For the year ended March 31, 2012, purchases of Investment Funds were $33,075,000 and proceeds from sales of Investment Funds were $11,652,495.

6.  Investments in Investment Funds

The Adviser and Subadviser monitor the performance of Investment Funds.  Such monitoring procedures include, but are not limited to, monitoring market movements in the Investment Funds’ portfolio investments, comparing performance to industry benchmarks, in depth conference calls and site visits with the Investment Fund’s Investment Manager.

Complete information about the underlying investments held by the Investment Funds is not readily available, so it is unknown whether the Fund, through its aggregate investment in Investment Funds, holds any single investment whereby the Fund’s proportionate share exceeds 5% of the Fund’s net assets at March 31, 2012.

The following table summarizes the Fund’s investments in the Investment Funds as of March 31, 2012, none of which were related parties.  The Fund indirectly bears fees and expenses as an investor in the Investment Funds.  Each investment of each Investment Fund will pay the Investment Manager of the Investment Fund a management fee.  The fee rate will vary and is expected to range from 0.75% to 2.00% per annum of the net asset value of that Investment Fund.  Additionally, the Investment Manager of the Investment Fund will generally receive an incentive allocation from each investment equal to 15% to 30% of any net new appreciation of that series as of the end of each performance period for which an incentive allocation is determined.

ASGI Aurora Opportunities Fund, LLC Notes to Financial Statements (continued) As of and for the Year Ended March 31, 2012

Investment Funds	% of Investment Fund's Total Fair Value	Fair Value	Net Change in Unrealized Appreciation (Depreciation)	Realized Gain/(Loss)	Redemptions Permitted
AKO Partners LP	2.9%	$1,373,160	$143,881	$-	Quarterly
Alden Global Distressed Opportunities Fund LP	3.8	1,810,459	(313,530)	(79,047)	Monthly
Astenbeck Commodities Fund II LP	3.9	1,819,013	(63,246)	-	Monthly
Azentus Global Opportunities LP	2.8	1,301,469	(73,531)	-	Quarterly
Blue Trend Fund LP	0.8	380,495	(19,505)	-	Monthly
Brevan Howard Multi-Strategy Fund LP	4.5	2,140,357	104,651	-	Monthly
Broadway Gate Onshore Fund LP	3.7	1,741,940	141,940	-	Quarterly
Centerbridge Credit Partners LP Unrestricted	4.6	2,187,680	193,106	-	Bi-Annually
Centerbridge Credit Partners LP Unrestricted SI	0.0	5,620	194	-	Bi-Annually
Cevian Capital II LP USD Class C - NIE	3.7	1,740,798	34,480	-	Annually
Cobalt Partners LP	3.7	1,756,602	27,868	-	Semi-Annually
Columbus Hill Partners LP Class A	0.0	-	(22,958)	-	Semi-Annually
Columbus Hill Partners LP Class A UN	1.8	831,190	24,879	-	Semi-Annually
Columbus Hill Partners LP Class B UN	1.8	850,828	61,412	-	Semi-Annually
Columbus Hill Partners LP Class C	0.0	-	(63,909)	-	Semi-Annually
Discovery Global Opportunity Partners LP	4.6	2,148,274	216,886	-	Quarterly
Dymon Asia Macro (US) Fund	0.7	342,461	(7,539)	-	Monthly
Eton Park Fund LP	0.9	416,649	(41,154)	(75,956)	Quarterly
Eton Park Fund LP SI	0.0	904	34	-	Quarterly
Indus Asia Pacific Fund LP	2.7	1,257,911	(17,317)	(3,509)	Quarterly
Indus Pacific Opportunities Fund LP	2.7	1,252,631	(44,284)	(17,516)	Quarterly
JHL Capital Group Fund LLC	0.0	-	-	(133,127)	Quarterly
Lansdowne Global Financials Fund LP	3.1	1,466,430	(111,493)	(35,371)	Monthly
Lansdowne UK Equity Fund LP	2.9	1,352,949	102,949	-	Monthly
Luxor Capital Partners LP	3.3	1,541,844	(15,151)	2,744	Quarterly
Miura Global Partners II, LP	2.1	1,004,211	52,197	17,308	Monthly
Monarch Opportunities Fund LP A4	3.2	1,529,597	29,597	-	Bi-Annually
Orange Capital Domestic I LP	3.3	1,555,111	108,200	1,243	Quarterly
Passport II LP	1.3	617,886	(76,829)	(135,833)	Quarterly
Passport Special Opportunities Fund LP UN	1.0	492,189	5,612	-	Semi-Annually
Passport Special Opportunities Fund LP UN SPI	0.0	13,960	537	-	Semi-Annually
Point Lobos Partners LP	1.9	885,041	(52,458)	(95,326)	Quarterly
Redwood Domestic Fund LP	4.9	2,311,811	94,519	-	Annually
Redwood Domestic Fund LP SP	0.0	7,212	221	-	Annually
Roundkeep Global Fund LP	0.0	-	(20,420)	5,296	Quarterly
Scout Capital Partners II LP	3.2	1,505,891	52,271	24,638	Quarterly
SR Global Fund LP	2.9	1,388,241	(230,034)	(50,959)	Monthly
Thoroughbred Fund LP	5.9	2,761,181	112,886	-	Annually
Touradji Global Resources Fund LP	0.0	-	92,689	(130,133)	Annually
West Face Long Term Opportunities (USA) LP	5.8	2,742,612	242,612	-	Quarterly
York Credit Opportunities Fund LP Class A	1.4	657,827	40,327	-	Annually
York Credit Opportunities Fund LP Class B	0.7	353,400	20,900	-	Annually
York European Opportunities Fund, LP Class B	0.0	-	(35,806)	(153,468)	Quarterly
York Select LP	3.5	1,579,093	(234,461)	-	Quarterly
Total Investments in Investment Funds	100.0%	$47,124,927	$461,223	$(859,016)

ASGI Aurora Opportunities Fund, LLC Notes to Financial Statements (continued) As of and for the Year Ended March 31, 2012

The following is a summary of the investment strategies of the investments in the Investment Funds held in the Fund as of March 31, 2012.

Long/Short Equities strategies generally involve taking both long and short positions in equity securities that are deemed to be under or overvalued.  Although the combination of long and short investing can provide an element of protection against (but not eliminate) directional market exposure, long/short equities Investment Managers generally do not attempt to neutralize the amount of long and short positions (i.e., they will be net long or net short).  Investment Managers may specialize in a particular industry or geographic region, or they may diversify holdings across industries or geographic regions.  Investment Managers in this strategy usually employ a low to moderate degree of leverage.

Multi-Strategy Opportunistic strategies generally involve Investment Managers exercising discretion in allocating capital among several types of arbitrage, event-driven and directional strategies (e.g., long/short equities, relative value, long/short credit, activist, volatility trading and capital structure arbitrage).  Capital is opportunistically allocated as such Investment Managers perceive each strategy’s opportunity set changing with market conditions.

Event-Driven strategies generally include investments in securities of companies involved in identifiable corporate actions, such as mergers, acquisitions, restructurings, spin-offs, Member activism, or other special situations which alter a company’s financial structure or operating strategy.  Risk management and hedging techniques may be employed to protect the portfolio from events that fail to materialize.  In addition, accurately forecasting the timing of an event is an important element impacting the realized return.  The use of leverage varies considerably.

Macro strategies generally involve fundamental, discretionary, directional trading in currencies, commodities, bonds and equities.  Investment Managers utilizing Macro strategies invest in a wide variety of strategies and instruments, often assuming an aggressive risk posture.  Most Investment Managers rely on macro-economic analyses to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments.  Futures, options and other derivative instruments are often used for hedging and speculation and the use of leverage varies considerably.

Long/Short Credit strategies generally involve Investment Managers taking both long and short positions in credit related instruments, such as corporate bonds, bank loans, trade claims, emerging market debt and credit derivatives (e.g., credit default swaps).  Investment Managers utilizing this strategy usually invest in companies in financial difficulty, reorganization or bankruptcy and their portfolios often are concentrated in debt instruments.  The use of leverage varies considerably.  Investment Managers differ in their preference for actively participating in the workout and restructuring process and the extent to which they use leverage.  Although Long/Short Credit strategies typically involve positions in debt instruments and credit derivatives, the Investment Managers implementing this strategy generally perform extensive research on companies and may use this information to invest both long and short in the equity securities of such companies.

While redemptions are permitted as noted in the table above for the Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the Investment Manager of the Investment Fund.  Moreover, certain Investment Funds may amend their liquidity provisions or otherwise further restrict the Fund’s ability to make withdrawals from those Investment Funds.  The Fund had no unfunded capital commitments as of March 31, 2012.

ASGI Aurora Opportunities Fund, LLC Notes to Financial Statements (continued) As of and for the Year Ended March 31, 2012

7.  Fair Value Measurements

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

• Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.
• Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.
• Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

The Adviser considers subscriptions and redemption rights, including any restrictions on the disposition of the interest, in its determination of fair value. Investments in the Investment Funds are included in Level 2 of the fair value hierarchy if the Fund has the ability to redeem its investment within 90 days of fiscal year end by providing redemption notice within 90 days of fiscal year end. All other investments in Investment Funds are classified as Level 3.

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  A summary of the inputs used to value the Fund's members' capital as of March 31, 2012 is as follows:

			Level 2	Level 3
	Total Fair Value at	Level 1	Other Significant	Significant
Description	March 31, 2012	Quoted Prices	Observable Inputs	Unobservable Inputs
Event-Driven	$4,483,410	$-	$-	$4,483,410
Long/Short Credit	13,306,805	-	2,384,799	10,922,006
Long/Short Equities	16,109,042	-	13,064,256	3,044,786
Macro	6,830,600	-	6,830,600	-
Multi-Strategy Opportunistic	6,395,070	-	5,418,064	977,006
	$47,124,927	$-	$27,697,719	$19,427,208

ASGI Aurora Opportunities Fund, LLC Notes to Financial Statements (continued) As of and for the Year Ended March 31, 2012

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Investments in
Investment Funds
Balance, as of April 1, 2011	$11,953,155
Realized gain (loss)	(71,494)
Change in unrealized appreciation/(depreciation)	744,275
Purchases	14,254,999
(Sales)	(631,631)
Net transfers in/(out) of Level 3	(6,822,096)
Balance, as of March 31, 2012	$19,427,208

There were no transfers between Level 1 and Level 2 investments for the year ended March 31, 2012.  Transfers from Level 3 into Level 2 for the year ended March 31, 2012 was $6,822,096.  The net change in unrealized appreciation on Level 3 investments in Investment Funds still held as of March 31, 2012 was $744,275.

8.  Capital Transactions

On October 17, 2011, the Fund received an exemption from the Securities and Exchange Commission allowing multiple classes of Interests to be offered by the Fund.  Beginning on December 1, 2011, the Fund offered two separate classes of Interests, Class A Interests and Class I Interests, to investors eligible to invest in the Fund.  All Interests issued prior to December 1, 2011 have been redesignated as Class I Interests in terms of rights accorded and fees borne.

The Fund intends to accept initial and additional contributions for interests on contribution dates, which occur only once each month, effective as of the opening of business on the first calendar day of the month.  All Class A Interest Subscriptions accepted into the Fund are received net of Class A Interest placement fees charged.  Interests will be sold as of the date on which the contribution is accepted.  The minimum initial and minimum additional investment requirements may be reduced or increased by the Fund Board.

To provide a limited degree of liquidity to Members, the Fund from time to time will offer to repurchase outstanding Interests (other than amounts held in the Special Member Account) pursuant to written tenders by Members.  Repurchase offers will be made at such times and on such terms as may be determined by the Fund Board in its sole discretion and generally will be offers to repurchase an aggregate specified dollar amount of outstanding Interests.

For the year ended March 31, 2012, there were capital contributions of $35,925,000.  Proceeds from Interests tendered for the year ended March 31, 2012 were $10,028,623.

9. Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred.  However, based on the Adviser’s and the Subadviser’s experience, the Fund believes the risk of loss from these arrangements to be remote.

ASGI Aurora Opportunities Fund, LLC Notes to Financial Statements (continued) As of and for the Year Ended March 31, 2012

10.  Risk Factors

An investment in the Fund involves various risks. The Fund allocates assets to Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.

11. Line of Credit Arrangements

The Fund maintains a committed, secured line of credit with Société Générale.  The facility has the following terms: (a) interest rate of applicable LIBOR rate plus 1.75% per annum, (b) a commitment fee of 0.80% per annum of the unborrowed commitment amount, and (c) a committed amount of $4,000,000.

Through March 31, 2012, the Fund had weighted average borrowings of $216,940. The interest rate on borrowings for the year ended March 31, 2012 ranged from 2.00% to 2.33%.  As of March 31, 2012, there was no outstanding balance under the line of credit facility.  Interest of $4,603 was expensed and there was no outstanding interest fee payable as of March 31, 2012.

Commitment fees of $30,945 were expensed and are included in the accompanying statement of operations.  Commitment fees payable as of March 31, 2012 were $2,756.

The Fund is required to meet certain financial covenants, such as limiting the amount of debt, as defined in the line of credit facility, to be the lesser of (a) 30% of the Fund’s members’ capital and (b) 100% of the Fund’s members’ capital minus the capital-at-risk as defined in the line of credit facility.

12.  Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date of financial statement issuance.

Subsequent to year end, the Fund received additional capital contributions of $1,768,000.

ASGI Aurora Opportunities Fund, LLC Supplemental Information (unaudited)

The Board of Managers of the Fund

The Fund Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The managers of the Fund Board (“Managers”) are not required to hold Interests in the Fund. A majority of the Managers are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Managers”). The Independent Managers perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Managers and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Manager who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Manager”), is indicated by an asterisk. The business address of each person listed below is 401 South Tryon Street, Charlotte, NC 28202.

Managers

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Managers During the Last 5 Years
Adam Taback* Age: 41	Manager, President	Since 2010	President, Alternative Strategies Group, Inc., since 2001; President, Wells Fargo Alternative Asset Management, LLC, since 2011; President, Alternative Strategies Brokerage Services, Inc., since 2010.	4
Chairman of the Board of Trustees, ASGI Agility Income Fund, since 2010; Chairman of the Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Chairman of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

James Dean Age: 56	Manager	Since 2010	Dean, Associate Dean, Kenan-Flagler Business School, UNC Chapel Hill, since 1998.	4
Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

James Dunn Age: 39	Manager	Since 2010	Vice President, Chief Investment Officer, Wake Forest University, since 2009; Managing Director, Chief Investment Officer, Wilshire Associates, 2005-2009.	4
Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

Stephen Golding Age: 63	Manager	Since 2010	Chief Financial Officer, Vice President Finance and Administration, Ohio University, since 2010.	4
Trustee, Washington College, since 2003; Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

ASGI Aurora Opportunities Fund, LLC Supplemental Information (unaudited)

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Managers During the Last 5 Years
James Hille Age: 50	Manager	Since 2010	Chief Investment Officer, Texas Christian University, since 2006; Chief Investment Officer, Texas Teachers, 1995-2006.	4
Trustee, Employees Retirement System of Fort Worth, since 2007; Board Member, Texas Comptroller’s Investment Advisory Board, since 2007; Trustee, Trinity Valley School, since 2009; Member of Board of Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010;  Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011; Board Member, Investment Advisory Committee of Employee Retirement System of Texas, since 2011.

Jonathan Hook Age: 54	Manager	Since 2010	Vice President, Chief Investment Officer, The Ohio State University, since 2008; Chief Investment Officer, Baylor University, 2001-2008.	4
Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010;  Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011; Member of the Board of Directors, Research Corporation for Science Advancement (RCSA), since 2011.

Dennis Schmal Age: 65	Manager	Since 2011	Self-employed; Board Director and Consultant.	4
Trustee, ASGI Agility Income Fund, since 2011; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2011;  Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2008; Director of Grail Advisors ETF Trust (5 Funds) 2009-2011; Director of the Gemworth Financial GuideMark mutual funds (9 Funds), since 2007; Member of the Board of Directors of Pacific Metrics Corporation, since 2005; Director of Varian Semiconductor Equipment Associates, from 2004 to June 2011; Director of Merriman Holdings, Inc., since 2003; Director of North Bay Bancorp from 2006 to 2007.

*	Indicates an Interested Manager.

(1)	As of March 31, 2012.

(2)
Each Manager serves until death, retirement, resignation or removal from the Board.  Any Manager may be removed either (a) with or without cause by the vote or written consent of at least two thirds (2/3) of the Managers not subject to the removal vote (but only if there are at least three Managers serving on the Board at the time of such vote or written consent) or (b) with or without cause by, if at a meeting, a vote of the Members holding a majority of the total number of votes present at such meeting or, if by written consent, a vote of Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

(3)	The “Fund Complex” is currently comprised of four closed-end registered investment companies.

ASGI Aurora Opportunities Fund, LLC Supplemental Information (unaudited)

Principal Officers who are not Managers:

Name and Age(1)	Position(s) with the Funds	Length of Time Served(2)	Principal Occupation During Past Five Years
Michael Roman Age: 31	Treasurer	Since 2010
Treasurer, Wells Fargo Alternative Asset Management, LLC, since 2011; Fund Reporting Manager, Alternative Strategies Group, Inc., since 2007; Senior Analyst, Alternative Strategies Group, Inc., 2006; Senior Financial Analyst, Turbine, Inc; 2003-2006.

Britta Patterson Age: 38	Secretary	Since 2010	Director, Chief Administrative Officer, and Senior Vice President Alternative Strategies Group, Inc., since 2005.
Lloyd Lipsett Age: 47	Assistant Secretary	Since 2010	Vice President, Senior Counsel, Wells Fargo & Company, since 2009; Senior Vice President, Counsel, Wachovia Corporation (predecessor to Wells Fargo & Company), 2004-2009.
Ankit Patel Age: 31	Assistant Treasurer	Since 2010	Senior Fund Reporting Analyst, Alternative Strategies Group, Inc., since 2008; Account Manager, State Street Corporation, 2006-2007; Senior Fund Accountant, State Street Corporation, 2005-2006.
Doretta Dunegan Age: 55	Chief Compliance Officer, Secretary	Since August 1, 2011
Chief Compliance Officer of Alternative Strategies Group, Inc., since 2011;Vice President and Compliance Manager, Wells Fargo Wealth Management since 2004; Chief Compliance Officer of Wells Fargo Alternative Asset Management, LLC,  from 2005 to 2012; Chief Compliance Officer of Nelson Capital Management, LLC from 2005 to 2009.

Yukari Nakano Age: 59	Chief Operating Officer	Since 2010	Chief Operating Officer, Wells Fargo Alternative Asset Management, LLC, since 2011; Senior Vice President (since 2003) and Chief Operating Officer (since 2010), Alternative Strategies Group, Inc.

(1)	As of March 31, 2012.

(2)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

Form N-Q Filings

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q.  The Forms N-Q will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Proxy Voting Policies

Information on how the Fund voted proxies relating to portfolio securities during the prior twelve month period ending June 30 of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities will be available without charge, by request, by calling (886) 440-7460 and on the SEC’s web site at www.sec.gov.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Managers has determined that Stephen T. Golding is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $120,000 for 2011 and $160,874 for 2012.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2012.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2011 and $0 for 2012.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit and Non-Audit Services Pre-Approval Policy with respect to the registrant is set forth below.

Adopted December 10, 2010

Audit Committee of
ASGI Aurora Opportunities Fund
[Additional Funds]
 (the “Funds”)

Audit and Non-Audit Services Pre-Approval Policy (the “Policy”)

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Managers of the Funds (the “Committee”) is responsible for the appointment, compensation and oversight of the services provided by the independent registered public accounting firm (i.e., an accounting firm that has registered with the Public Company Accounting Oversight Board (the “PCAOB”)) to the Funds (the “Auditor”).  As part of this responsibility, the Committee is required to pre-approve the audit and non-audit services performed by the Auditor in order to assure that these services do not impair the Auditor’s independence.  In addition, these procedures also require the Committee to pre-approve non-audit services provided by the Auditor to Alternative Strategies Group, Inc. (“ASGI”) (or any entity in a control relationship with ASGI that provides ongoing services to the

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Funds) where such non-audit services relate directly to the operations and financial reporting of the Funds as further assurance that such services do not impair the Auditor’s independence.

The Committee charter requires the Committee to pre-approve all audit and non-audit services provided to each Fund by the Auditor, except for de minimis fees (less than 5% of the total fees received by the Auditor in a fiscal year for services provided to the subject Fund) for non-audit services that were not recognized at the time of the engagement of the Auditor to be non-audit services and which are promptly brought to the attention of the Committee and approved prior to the completion of the audit.

This Policy follows two different approaches to pre-approving services: (1) proposed services may be generally pre-approved (“General Pre-Approval”); or (2) proposed services will require specific pre-approval (“Specific Pre-Approval”).  Unless a type of service provided by the Auditor has received General Pre-Approval, it will require Specific Pre-Approval by the Committee.

Exhibit A to this Policy describes the Audit, Audit-Related, Tax and All Other Services subject to General Pre-Approval, which hereby are pre-approved by the Committee.  The Committee will annually review these services.  It is expected that such review will occur annually at a regularly scheduled Committee meeting.

II.	Audit Services

Each Fund’s annual audit services engagement scope and terms will be subject to Specific Pre-Approval of the Committee.  Audit services performed thereafter during such engagement are subject to General Pre-Approval and include the annual financial statement audit and other procedures required to be performed by the Auditor in order to be able to form an opinion on each Fund’s financial statements.  The audit services subject to General Pre-Approval, which hereby are pre-approved, are set forth in Exhibit A.

III.	Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of each Fund’s financial statements or that are traditionally performed by an independent auditor.

The audit-related services subject to General Pre-Approval, which here are pre-approved, are set forth in Exhibit A.

IV.	Tax Services

The Securities and Exchange Commission (the “SEC”) has stated generally that an Auditor may provide tax services to an audit client, such as tax compliance, tax planning and tax advice, if such services do not impair the Auditor’s independence.  Circumstances where providing certain tax services would impair the Auditor’s independence, such as representing the Funds in tax court or other situations involving public advocacy are not permitted.

The tax services subject to General Pre-Approval, which hereby are pre-approved, are listed in Exhibit A.

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V.	All Other Services

The Committee believes that other types of non-audit services may also be permitted if such non-audit services: (a) are routine and recurring services; (b) would not impair the independence of the Auditor; and (c) are consistent with the Act and the rules relating thereto.  The Committee shall consider such non-audit services as being subject to Specific Pre-Approval, and consider such services on a case-by-case basis.

VI.	Prohibited Services

The Auditor is prohibited from providing the following non-audit services to the Funds at any time:

(1) Bookkeeping or other services related to the Funds’ accounting records or financial statements;
(2) Financial information systems design and implementation;
(3) Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
(4) Actuarial services;
(5) Internal audit outsourcing services;
(6) Management functions or human resources;
(7) Broker or dealer, investment adviser, or investment banking services;
(8) Legal services and expert services unrelated to the audit; and
(9) Any other service that the PCAOB determines, by regulation, is impermissible.

VII.	Procedures

At least annually, the Funds’ Chief Financial Officer and the Auditor shall jointly submit to the Committee for approval a revised Exhibit A.

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EXHIBIT A

ASGI Aurora Opportunities Fund
[Additional Funds]
(the “Funds”)

Schedule of Audit, Audit-Related, Tax and Other Non-Audit Services
Subject to General Pre-Approval

Effective December 10, 2010

Service	Summary of Services
Audit Services Audit	Recurring audit of financial statements of each Fund in accordance with U.S. generally accepted auditing standards including, but not limited to:
● Annual letter regarding each Fund’s internal control to be included in the annual report to the SEC on Form N-SAR
● Review of any post-effective amendment to each Fund’s registration statement on SEC Form N-2, and consent to the incorporation by reference, if any, of the Auditor’s report on each Fund’s financial statements in such SEC filing
● Accounting consultations and tax services required to perform an audit in accordance with U.S. generally accepted auditing standards
Other audit and special reports including, but not limited to:
All services relating to any subsequent filings of registration statements (including amendments thereto) for each Fund with the SEC, including issuance of auditor consents
Audit-Related Services

Consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting

Includes consultations relating to new regulatory rules and guidance, unusual or non-recurring transactions and other regulatory or financial reporting matters that are generally non-recurring

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Service	Summary of Services
Other auditing procedures and issuance of special purpose reports	Auditing procedures and special reports, including those needed for
	●	Separate audit reports in connection with Rule 17f-2 security counts
	●	Various governmental agencies tax authorities and Fund mergers
Tax Services	Recurring tax services including, but not limited to:
Tax services	●	Review and sign each Fund’s federal income tax return (Form 1065, U.S. Income Tax Return for Partnerships) and applicable state and local returns
Consultations regarding tax consequences of proposes or actual transactions
Consultations on U.S. tax matters, such as fund reorganizations; tax basis earnings and profits computations; evaluating the tax characteristics of certain expenses and income items; advice on accounting methods, timing issues, compliance matters and characterization issues

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)    Not Applicable

(c)    Not Applicable

(d)    Not Applicable

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the

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adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2011 and $0 for 2012.

(h)
The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

ASGI Aurora Opportunities Fund, LLC has delegated to Aurora Investment Management L.L.C. (“Subadviser”), the responsibility to vote proxies related to portfolio securities.

The Subadviser has established policies and procedures for exercising proxy voting rights.  Because the Subadviser’s investment activities generally relate to creating portfolios of hedge funds, and do not involve direct investing or trading in equity securities, the exercise of proxy voting rights typically

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involves limited partner or shareholder votes with regard to hedge fund organizational and governance issues, as described in more detail below.  These entities typically are privately-held limited partnerships or offshore corporations (“Investment Funds”) managed by experienced investment managers (“Investment Managers”).  The Subadviser’s proxy voting procedures are designed to ensure that proxies voted by the Subadviser are voted in the best interests of its clients.

The Investment Managers or Investment Funds submit proxy proposals seeking investor approval on a variety of matters.  Some types of proposals have little or no impact on investors, including proposals by issuers – for example, (1) to obtain authority to issue new classes of securities and (2) to amend documents to stay current with legal developments.  Others are more meaningful, such as changes to liquidity terms or investment strategy, these types of changes typically are combined with an offer to the investor to redeem without penalty before the changes are effective.

In considering how to vote on a proposal that has a potential adverse impact on the Subadviser’s clients, the Subadviser’s Investment Committee looks at the proposal as an invitation to reexamine whether a client should remain invested in the Investment Fund with the new terms.  If the Investment Committee concludes that remaining invested in the hedge fund with the new terms is in the best interest of the client(s) invested, the Investment Committee typically will recommend a vote in favor of the proposal.  This is true even if the proposal may result the client investing on less favorable terms.  The Investment Committee makes these decisions in light of the fact that capacity at the highly skilled underlying hedge funds often is scarce, and the Investment Fund has the ability to push through its proposals by mandatorily redeeming investors that do not consent to the changes.  The Investment Committee’s most effective “no” vote is to redeem from the Investment Fund before the new terms become effective.

Generally, the procedures provide for the Investment Committee to determine how to vote any proxy from an Investment Manager or Investment Fund, with the benefit of a recommendation from the Subadviser’s Trading and Liquidity Management Department (“TLM”). Prior to submission to the Investment Committee, the Subadviser’s Legal and Compliance Department reviews the proposal and may confer with the Research Analyst in the Subadviser’s Research Department who is responsible for following the Investment Manager. The final decision on the proposal is made by the voting members of the Investment Committee.  The procedures address the possibility of conflicts of interest.  Once TLM receives the decision, TLM will submit the proposal to the Subadviser’s Trading Administration Department to ensure the proxy is voted in accordance with the decision.  Also as part of the Subadvisers’s proxy voting procedures, the Research Department maintains records of proxy statements and communications received, and records of the Investment Committee’s proxy voting decisions.

To the extent a client owns an investment other than Investment Fund interest (e.g., securities distributed in-kind from an Investment Fund), the Subadviser will consider potential conflicts of interest and cast votes consistent with the best interests of the client.  In the absence of specific voting guidelines from the client, it is generally the Subadviser’s policy to support management of companies and the Subadviser will cast votes in accordance with management’s proposals.  However, the Subadviser reserves the right to depart from this policy if doing so is in a client’s best interest.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

 (a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Alternative Strategies Group, Inc. (the “Adviser”) has retained Aurora Investment Management L.L.C., a Delaware limited liability company, to act as subadviser to the registrant (the “Subadviser”).

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Biographies of certain of the Subadviser principals having portfolio management responsibility to the Fund (the “Subadviser Portfolio Managers”) are below:

Roxanne M. Martino, Scott C. Schweighauser, Justin D. Sheperd and Peter S. Hamet are the Subadviser Portfolio Managers responsible for implementing the Fund’s investment program by selecting Investment Funds and other investments for the Fund’s portfolio. Ms. Martino, Mr. Schweighauser, Mr. Sheperd and Mr. Hamet are the voting members of the Subadviser’s investment committee. The Subadviser’s investment committee also includes four non-voting members and the Managing Director of Operational Due Diligence, Anne Marie Morley, who possesses a veto right over all investment decisions relating to the Investment Funds.

Roxanne M. Martino. Roxanne Martino is a Partner, Chief Executive Officer, President and Portfolio Manager for the Subadviser. Ms. Martino has been affiliated with the Subadviser or its affiliates since 1990. Ms. Martino oversees all investment and non-investment operations of the Subadviser, including evaluating and analyzing both existing and prospective managers, their strategies and their risk controls. Her background includes over six years with Grosvenor Capital Management, Inc., a firm specializing in the multi-manager, multi-strategy investment approach, where she was a Vice President, and seven years as a Certified Public Accountant with Coopers & Lybrand. She received her BBA from the University of Notre Dame and her MBA from the University of Chicago. Ms. Martino is also responsible, along with Mr. Schweighauser, Mr. Sheperd and Mr. Hamet for the investment management of all fund of funds products which the Subadviser offers both domestically and offshore and for providing investment services to private account portfolios of hedge funds.

Scott C. Schweighauser. Scott Schweighauser is a Partner, Chief Investment Officer and Portfolio Manager for the Subadviser. Mr. Schweighauser has been affiliated with the Subadviser or its affiliates since 1994. Mr. Schweighauser’s duties on behalf of the Subadviser include evaluating and analyzing both existing and prospective Investment Funds, their investment strategies and their risk controls. Mr. Schweighauser is also responsible, along with Ms. Martino, Mr. Sheperd and Mr. Hamet for the investment management of all fund of funds products which the Subadviser offers both domestically and offshore and for providing investment services to private account portfolios of hedge funds. Mr. Schweighauser was formerly a Vice President for interest rate derivatives trading with ABN AMRO Bank and was Vice President and Managing Director with Continental Bank’s Risk Management Trading Group prior to his affiliation with ABN AMRO Bank. Mr. Schweighauser was responsible for trading interest rate derivatives, commodity derivatives and was responsible for the development of trading systems and theoretical pricing models during his seven years with Continental Bank. Prior to this, he was an associate in Corporate Finance at Bankers Trust Co. He received his BA in Mathematics from Williams College and an MBA in Finance from the University of Chicago.

Justin D. Sheperd. Justin Sheperd is a Partner and Portfolio Manager for the Subadviser. Mr. Sheperd has been affiliated with the Subadviser or its affiliates since 1996. Mr. Sheperd’s duties on behalf of the Subadviser include evaluating and analyzing both existing and prospective Investment Funds, their investment strategies and their risk controls. Mr. Sheperd is also responsible, along with Ms. Martino, Mr. Schweighauser and Mr. Hamet for the investment management of all fund of funds products which the Subadviser offers both domestically and offshore and for providing investment services to private account portfolios of hedge funds.  Mr. Sheperd was formerly with Information Resources, Inc. He received his BS in Business Administration, Finance and Accounting from Miami University of Ohio and an MBA in Finance from the University of Chicago. Mr. Sheperd also is a Chartered Financial Analyst.

Peter Hamet. Peter Hamet is a Portfolio Manager for the Subadviser. Mr. Hamet has been affiliated with the Subadviser of its affiliates since 2002. Mr. Hamet’s duties on behalf of the Subadviser include evaluating and analyzing both existing and prospective Investment Funds, their investment strategies and their risk controls. Mr. Hamet is also responsible, along with Ms. Martino, Mr. Schweighauser and Mr. Sheperd for the investment management of all fund of funds products which the Subadviser offers both domestically and offshore and for providing investment services to private account portfolios of hedge funds. Mr. Hamet formerly helped manage a small start-up hotel and spa business in Northern Spain. Prior to the hotel he worked for CIBC Oppenheimer in New York as an analyst in their Alternatives Group. Mr. Hamet received his BBA from Western Michigan University, with a major in Finance and minor in Accounting. Mr. Hamet is also a Chartered Financial Analyst.

Anne Marie Morley. Anne Marie Morley is a Partner and Managing Director of Operational Due Diligence. Ms. Morley has been affiliated with the Subadviser or its affiliates since 1996. From 1996 through August 2006, Ms. Morley was the Controller of the Subadviser or an affiliate. She was the

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Treasurer from July 2002 through August 2010 and the Chief Financial Officer from June 2005 through August 2010. Effective August 2010, she became the Managing Director of Operational Due Diligence. Her duties on behalf of the Subadviser include evaluating and analyzing the operations and controls of both existing and prospective Investment Funds. Ms. Morley possesses a veto right over the Subadviser Portfolio Manager investment decisions. Ms. Morley previously was the assistant controller for Edelman Public Relations, Chief Financial Officer for LaSalle Portfolio Management and a senior accountant for Grosvenor Capital Management, Inc. She received her BS in Accountancy and MS in Taxation from DePaul University.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Other Accounts Managed Table

(As of March 31, 2012)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Subadviser Portfolio Managers	Number of Accounts*	Total Assets of Accounts Managed ($)	Number of Accounts**	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
Roxanne M. Martino	0	0	10	10,197 Million	2	418 Million
Scott C. Schweighauser	0	0	10	10,197 Million	2	418 Million
Justin D. Sheperd	0	0	10	10,197 Million	2	418 Million
Peter Hamet	0	0	10	10,197 Million	2	418 Million
Anne Marie Morley	0	0	10	10,197 Million	2	418 Million
* Not including the Fund.
** Pooled vehicles that are part of the same master-feeder structure are reflected as one account.

The following are the number of accounts and respective total assets managed by the Subadviser that may pay a performance-based fee:

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Performance-Based Fee Accounts Information

(As of March 31, 2012)

Registered Investment Companies(1)		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts (not including the fund)	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)

0	0	9	10,197 Million	2	418 Million
(1) Not including the Fund.

Real, potential or apparent conflicts of interest may arise because the Subadviser has day-to-day portfolio management responsibilities with respect to more than one fund.  The Subadviser manages other pooled investment vehicles with investment strategies that may be similar to certain investment strategies utilized by the Fund.  Fees earned by the Subadviser may vary among these accounts, and the Subadviser Portfolio Managers may personally invest in these accounts.  These factors could create conflicts of interest because the Subadviser Portfolio Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the Subadviser Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Subadviser Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund.  However, the Adviser and the Subadviser each believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Subadviser Portfolio Managers are generally managed in a similar fashion and the Subadviser has a policy that seeks to allocate opportunities on a fair and equitable basis over time.

The Subadviser will allocate investment opportunities, including those with respect to the Investment Funds, among the Fund and other accounts with similar investment strategies fairly and equitably over time.  The Subadviser may determine that an investment opportunity with an Investment Fund is appropriate for a particular account that it manages, but not for another account.  There may be instances when allocating investments among the Fund and other accounts where some accounts participate in certain opportunities made available to the Subadviser while the Fund or other accounts may not.  Where accounts have competing interests in a limited investment opportunity, the Subadviser does not typically allocate investment opportunities pro rata among accounts but rather allocates investment opportunities on the basis of numerous other considerations, including, without limitation, an account’s cash flows, investment objectives and restrictions, compliance with applicable regulations, participation in other opportunities and tax concerns as well as the relative size of different accounts’ same or comparable portfolio holdings.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members
Compensation

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As of March 31, 2012

Compensation for the Subadviser Portfolio Managers is generally a combination of a fixed salary and a discretionary bonus. Because a bonus paid to the Subadviser Portfolio Managers for any period is a function of the Subadviser's net revenue after a revenue share with the Subadviser's parent and payment of expenses, bonuses to the Portfolio Managers are tied to the revenues generated by the Fund and any other funds or accounts managed by the Subadviser during the applicable period, as well as a variety of other factors including, but not limited to, the Subadviser Portfolio Managers’ execution of managerial responsibilities. Compensation is generally determined by senior management of the Subadviser. The Subadviser Portfolio Managers may also participate in other forms of compensation provided by the Subadviser, including, but not limited to, a deferred compensation plan and a 401(k) plan that enables them to direct a percentage of their pre-tax salary into a tax-qualified retirement plan.

(a)(4)       Disclosure of Securities Ownership
Ownership

As of March 31, 2012

None of the Subadviser Portfolio Managers or officers or the Subadviser currently own any Interests.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not applicable.

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Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

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(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(b)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ASGI Aurora Opportunities Fund, LLC

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(Principal Executive Officer)

Date	May 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(Principal Executive Officer)

Date	May 31, 2012

By (Signature and Title)*	/s/ Michael Roman
Michael Roman, Treasurer
(Principal Financial Officer)

Date	May 30, 2012

* Print the name and title of each signing officer under his or her signature.